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                                                                    Exhibit 10.1

                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT


         This Amendment No. 3 to Loan and Security Agreement (this "Amendment") dated as of May 19, 2006, is by and among Borrowers (as defined below), the undersigned Lenders and Bank of America, N.A., successor to Fleet Capital Corporation, as Agent for the Lenders who are from time to time party to that certain Loan and Security Agreement (as amended from time to time, and as amended hereby, the "Loan Agreement") dated as of October 8, 2003, by and among Neenah Foundry Company, a Wisconsin corporation ("Neenah"), as a Borrower, the Subsidiaries of Neenah that are party thereto as Borrowers (Neenah and such Subsidiaries are collectively, "Borrowers" and each, a "Borrower"), Fleet Capital Corporation, as Agent and as a Lender, Wachovia Capital Finance Corporation (Central), f/k/a Congress Financial Corporation (Central), as Syndication Agent and as a Lender, General Electric Capital Corporation, as Documentation Agent and as a Lender, and the other Lenders party thereto. All capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings herein as in the Loan Agreement.

         Borrowers have informed Agent and Lenders that on or before July 15, 2006 Tontine Capital Partners, L.P., a Delaware limited partnership ("Tontine") may be purchasing additional shares of the outstanding Voting Stock of Ultimate Parent so that Tontine may hold a majority of shares of the outstanding Voting Stock of Ultimate Parent (the "Tontine Purchase Transaction"). If the Tontine Purchase Transaction involves the purchase of sufficient shares of the Voting Stock, the consummation of the Tontine Purchase Transaction would constitute an Event of Default under subsection 10.1.10 of the Loan Agreement, since Tontine Capital Partners, L.P. is not currently a Permitted Holder under the Loan Agreement. Borrowers have requested that Agent and Lenders agree to amend the Loan Agreement in several respects so as to permit the Tontine Purchase Transaction to be consummated without resulting in an Event of Default under subsection 10.1.10 of the Loan Agreement.

         Subject to each of the terms and conditions set forth herein, Agent and the undersigned Lenders have agreed to the request described above.

         Now, therefore, the parties hereto hereby agree as follows:

         1. Amendments. Subject to the prior satisfaction of the conditions set forth in Section 2 of this Amendment, and in reliance on the representations and warranties set forth in Section 3 of this Amendment, the parties hereto agree to amend the Loan Agreement as follows:

         (a) Subsection 8.2.6(i)(d) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

          "(d) repayments or prepayments of principal amounts owing under the Subordinated Bond Documents, redemptions or repurchases of Subordinated Bonds in open-market transactions or otherwise or payments of Deferrable Interest (excluding payments of Deferrable

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          Interest made pursuant to the foregoing clause (c)), so long as both immediately prior to and after giving effect to any such repayment, prepayment, redemption or repurchase, (1) no more than $20,000,000 in the aggregate has been applied toward such repayments, prepayments, redemptions and repurchases and payments of Deferrable Interest (excluding payments of Deferrable Interest made pursuant to the foregoing clause (c)) during the Term, (2) no Event of Default exists,
          (3) average Availability (as determined by Agent in its reasonable credit judgment) for the thirty (30) day period ending on the date of any such repayment, prepayment, redemption or repurchase (giving effect to such repayment, prepayment, redemption, repurchase or payment of Deferrable Interest for each day in such thirty (30) day period) is not less than $17,500,000 and (4) actual Availability (as determined by Agent in its reasonable credit judgment) on the date of any such repayment, prepayment, redemption, repurchase or payment of Deferrable Interest is not less than $17,500,000; provided, that in no event will any such repayment or prepayment be financed with Revolving Credit Loans if such prepayment or repayment is required due to a mandatory redemption of Subordinated Bonds resulting from a "Change of Control" under the Subordinated Bond Documents that was caused by the consummation of the Tontine Purchase Transaction;"

         (b) Subsection 10.1.10 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

          "10.1.10. Change of Ownership. (a) any transaction is consummated the result of which is that any Person other than the Permitted Holders becomes the beneficial owner, directly or indirectly, of, in the aggregate, more than 50% of the total Voting Stock of Ultimate Parent, whether as a result of the purchase of Securities of Ultimate Parent then outstanding, the issuance of Securities of Ultimate Parent, any merger, consolidation, liquidation or dissolution of Ultimate Parent or otherwise; (b) Continuing Directors no longer constitute a majority of the members of the board of directors of any of Neenah, Parent or Ultimate Parent; (c) Ultimate Parent shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities of Parent; (d) Parent shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities of Neenah;
     (e) Neenah shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities of each other Borrower and each of its other Subsidiaries; (f) any "Change of Control" under and as defined in the Secured Bond Indenture shall occur, other than such a "Change of Control" occurring as a result of the consummation of the Tontine Purchase Transaction, or the selection of a majority of the members of the board of directors of Ultimate Parent by Tontine Capital Partners, L.P.; or


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     (g) any "Change of Control" under and as defined in the Subordinated Bond
     Indenture shall occur, other than such a "Change of Control" occurring as a result of the consummation of the Tontine Purchase Transaction, or the selection of a majority of the members of the board of directors of Ultimate Parent by Tontine Capital Partners, L.P."

         (c) The definition of the term Continuing Director contained in Appendix A to the Loan Agreement is hereby amended and restated in its entirety, as follows:

          "Continuing Director -- as of any date of determination, any member of the board of directors of Neenah, Parent or Ultimate Parent who (i) was a member of such board of directors as of the date of the Agreement, (ii) was nominated for election or elected to such board of directors with the affirmative vote of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election or
     (iii) was selected by Tontine Capital Partners, L.P., MacKay Shields LLC, Citicorp Mezzanine III, L.P. or the Trust Company of the West."

         (d) The definition of the term Permitted Holders contained in Appendix A to the Loan Agreement is hereby amended and restated in its entirety, as follows:

          "Permitted Holders -- each of Tontine Capital Partners, L.P., MacKay Shields LLC, Citicorp Mezzanine III, L.P., Metropolitan Life Insurance Company, Exis Differential Holdings, Ltd., TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB LLC, TCW Shared Opportunity Fund IV, L.P., TCW Shared Opportunity Fund IVB, L.P., AIMCO CDO, Series 2000-A, TCW High Income Partners, Ltd. and TCW High Income Partners II, Ltd., together with the Related Persons and the Affiliates of each of such Persons."

         (e) A new definition of the term Tontine Purchase Transaction is hereby inserted into Appendix A to the Loan Agreement, in appropriate alphabetical order, as follows:

          "Tontine Purchase Transaction -- the purchase by Tontine Capital Partners, L.P., a Delaware limited partnership, of a portion of the Voting Stock of Ultimate Parent pursuant to (i) a Securities Purchase Agreement dated as of May 19, 2006 among Tontine Capital Partners, L.P. and certain holders of such Voting Stock and (ii) a Stock Purchase Agreement dated as of May 19, 2006 among Tontine Capital Partners, L.P. and certain holders of such Voting Stock."


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         2. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the prior satisfaction of the following conditions:

         (a) Agent shall have received an execution version of this Amendment signed by Borrowers, Agent and Majority Lenders;

         (b) Agent shall have received fully executed copies of the agreements evidencing the Tontine Purchase Transaction, including without limitation that certain Securities Purchase Agreement and that certain Stock Purchase Agreement, each of even date herewith; and

         (c) no Default or Event of Default shall be in existence.

         3. Representations and Warranties. To induce Agent and the Lenders party hereto to execute and deliver this Amendment, each Borrower hereby represents and warrants to Lenders that, after giving effect to this Amendment:

         (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

         (b) No Default or Event of Default has occurred and is continuing; and

         (c) The execution and delivery by such Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

         4. Scope. This Amendment shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective term.

         5. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and each Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any of the Loan Documents. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.

         6. Counterparts. This Amendment may be executed in counterpart and by different parties hereto in separate counterparts, each of which, when taken together, shall constitute but one and the same instrument.


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         7. Expenses. All of Agent's reasonable costs and expenses, including, without limitation, attorney's fees, incurred in connection with the preparation of this Amendment and all related documents shall be paid by Borrowers upon the request of Agent.



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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                                    BORROWERS:


                                    NEENAH FOUNDRY COMPANY


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    DEETER FOUNDRY, INC.


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    MERCER FORGE CORPORATION


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    DALTON CORPORATION


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    DALTON CORPORATION, STRYKER
                                    MACHINING FACILITY CO.


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer



Signature Page to Amendment No. 3 to Loan and Security Agreement

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                                    DALTON CORPORATION, WARSAW
                                    MANUFACTURING FACILITY


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    ADVANCED CAST PRODUCTS, INC.


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    GREGG INDUSTRIES, INC.


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    A & M SPECIALTIES, INC.


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer

                                    NEENAH TRANSPORT, INC.


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


                                    DALTON CORPORATION, KENDALLVILLE
                                    MANUFACTURING FACILITY


                                    By /s/ Gary LaChey
                                    Its Corporate Vice President and
                                         Chief Financial Officer


Signature Page to Amendment No. 3 to Loan and Security Agreement

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                                    BANK OF AMERICA, N.A., successor to
                                    FLEET CAPITAL CORPORATION, as Agent and
                                    as a Lender


                                    By /s/ Robert Lund
                                    Its Senior Vice President


                                    WACHOVIA CAPITAL FINANCE
                                    CORPORATION (CENTRAL), f/k/a CONGRESS
                                    FINANCIAL CORPORATION (CENTRAL),
                                    as Syndication Agent and as a Lender


                                    By /s/ Laura O. Wheeland
                                    Its Vice President


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Documentation Agent
                                    and as a Lender


                                    By /s/ Bond Harberts
                                    Its Duly Authorized Signatory

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    as a Lender


                                    By
                                       ----------------------------------------


                                    Its
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Signature Page to Amendment No. 3 to Loan and Security Agreement